                                                                 EXHIBIT 10.8(b)

                               FIFTH AMENDMENT TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


                  THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Fifth Amendment") made and entered into as of December 29, 1996, by and among INTERFACE, INC., a Georgia corporation ("Interface"), INTERFACE SCHERPENZEEL B.V., a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) incorporated and existing under the laws of The Netherlands with its registered seat in Scherpenzeel, Gld., The Netherlands ("Scherpenzeel B.V."), INTERFACE EUROPE LIMITED, a private company limited by shares organized and existing under the laws of England and Wales ("Europe Limited"; Interface, Scherpenzeel B.V. and Europe Limited referred to collectively herein as the "Borrowers"), SUNTRUST BANK, ATLANTA (formerly Trust Company Bank), a banking corporation organized under the laws of the State of Georgia ("TCB"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC"), the other banks and lending institutions listed on the signature pages hereof (TCB, FNBC, and such other banks and lending institutions referred to collectively herein as the "Lenders"), SUNTRUST BANK, ATLANTA (formerly Trust Company Bank), in its capacity as agent for those Lenders having outstanding Domestic Syndicated Loan Commitments or having outstanding Domestic Revolving Loans or Term Loans as provided in the Credit Agreement defined below (the "Domestic Agent"), THE FIRST NATIONAL BANK OF CHICAGO, in its capacity as agent for those Lenders having outstanding Multicurrency Syndicated Loan Commitments or having outstanding Multicurrency Revolving Loans as provided in the Credit Agreement defined below (the "Multicurrency Agent"; the Domestic Agent and the Multicurrency Agent referred to collectively herein as the "Co-Agents"), and SUNTRUST BANK, ATLANTA (formerly Trust Company Bank), in its capacity as collateral agent for the Co-Agents and the Lenders (the "Collateral Agent");


                              W I T N E S S E T H:


                  WHEREAS, the Borrowers, the Co-Agents, the Collateral Agent, and the Lenders are parties to a certain Credit Agreement dated as of January 9, 1995, as amended and restated by a certain Amended and Restated Credit Agreement dated as of June 30, 1995, and as further amended by a certain First Amendment to Amended and Restated Credit Agreement dated as of July 31, 1995, by a certain Second Amendment to Amended and Restated Credit Agreement dated as of November 21, 1995, by a certain Third Amendment to Amended and Restated Credit Agreement dated as of February 28, 1996, and by a certain Fourth Amendment to Amended and

Restated Credit Agreement dated as of July 30, 1996 (as so amended and restated, the "Credit Agreement");

                  WHEREAS, Interface has advised the Lenders of a proposed corporate reorganization involving Interface and certain of its existing Subsidiaries, such corporate reorganization to be effected by the transactions more particularly described on Schedule 1.01 attached hereto and by this reference made a part hereof (collectively, the "1996 Reorganization Transactions");

                  WHEREAS, the Co-Agents and the Lenders are willing to consent to the 1996 Reorganization Transactions, subject to the terms, conditions, and requirements set forth in this Fifth Amendment.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Borrowers, the Lenders, the Co-Agents and the Collateral Agent agree as follows:

1. DEFINED TERMS. Except as otherwise expressly defined herein, each capitalized term used in this Fifth Amendment that is defined in the Credit Agreement is used herein with the meaning assigned to such capitalized term in the Credit Agreement.


2.       AMENDMENTS TO SECTION 1.01 ("DEFINITIONS").

         (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms and definitions thereof in proper alphabetical order:

                  "Fifth Amendment to Credit Agreement" shall mean the Fifth Amendment to Amended and Restated Credit Agreement dated as of December 29, 1996, by and among the Borrowers, the Lenders, the Co-Agents, and the Collateral Agent, together with all Schedules and Exhibits thereto.

                  "1996 Reorganization Credit Parties" shall mean, collectively, Guilford of Maine, Inc., a Nevada corporation, Guilford of Maine Finishing Services, Inc., a Nevada corporation, Guilford of Maine Decorative Fabrics, Inc., a Nevada corporation, Guilford of Maine Marketing Co., a Nevada corporation, Intek Marketing Co., a Nevada corporation, Interface Holding Company, a Nevada corporation, Interface Americas, Inc., a Georgia corporation, Interface Americas Services, Inc., a Georgia corporation, Interface Specialty Resources, Inc., a Nevada corporation, Re:Source Americas Enterprises, Inc., a Georgia corporation, Interface Royalty Company, a Nevada corporation, Interface Licensing Company, a Nevada corporation, Prince Street Royalty Company, a Nevada corporation, Bentley Royalty Company, a Nevada corporation, Superior Holding, Inc., a Texas



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

         corporation, Quaker City International, Inc., a Pennsylvania corporation, Commercial Flooring Systems, Inc., a Pennsylvania corporation, Congress Flooring Corp., a Massachusetts corporation, and their respective successors and permitted assigns.

                  "1996 Reorganization Transactions" shall mean those transactions more particularly described on Schedule 1.01 attached hereto and by this reference made a part hereof.

         (b) The defined terms and definitions listed below that appear in the Credit Agreement are hereby amended by deleting said defined terms and definitions in their entirety and substituting in lieu thereof the following defined terms and definitions:

                  "Bank Purchasers" shall mean, collectively, CIBC and each other financial institution, if any, that becomes a party to the Receivables Backup Purchase Agreements, and their respective successors and assigns.

                  "Credit Parties" shall mean, collectively, each of the Borrowers, the Guarantors, and the L/C Account Parties (including all Persons that are currently Borrowers, Guarantors, and L/C Account Parties and all Persons who may at any time in the future become Borrowers, Guarantors, or L/C Account Parties), and every other Person who from time to time executes a Security Document with respect to all or any portion of the Obligations.

                  "Guarantors" shall mean, collectively, Interface, Interface Interior Fabrics, Inc. (formerly Guilford of Maine, Inc.), Guilford (Delaware), Inc., Interface Flooring Systems, Inc., Rockland React-Rite Inc., Interface Research Corporation, Interface Europe, Inc., Pandel, Inc., Interface Asia-Pacific, Inc., Bentley, Prince Street, Intek, Inc., Toltec Fabrics, Inc., C-Tec, Inc. (now Interface Architectural Resources, Inc.), the 1996 Reorganization Credit Parties, and all other Material Subsidiaries (other than Interface SPC) that are not Foreign Subsidiaries, and their respective successors and permitted assigns.

                  "Pledge Agreements" shall mean, collectively, those certain Pledge and Security Agreements (including supplements thereto and all assumptions, amendments and/or restatements thereof), Agreement of Pledge, and Deed of Pledge, executed in favor of the Collateral Agent, substantially in the forms of Exhibits E-1 through E-16, providing for the grant of first priority Liens on the Pledged Stock, as the same may be further supplemented, amended or restated from time to time.

                  "Pledged Stock" shall mean, collectively, (i) all issued and outstanding capital stock, together with all warrants, stock options, and other purchase and conversion rights with respect to such capital stock, of each of Interface Interior Fabrics, Inc. (formerly Guilford of Maine, Inc.), Guilford (Delaware) Inc., Interface Flooring Systems, Inc., Interface Research

         Corporation, Rockland React-Rite, Inc., Pandel, Inc., Interface Europe, Inc., Interface Asia- Pacific, Inc., Bentley, Prince Street, Intek, Inc., Toltec Fabrics, Inc., C-Tec, Inc. (now Interface Architectural Resources, Inc.), the 1996 Reorganization Credit Parties, and all other Material Subsidiaries of Interface organized in the United States, and
         (ii) 66% of all issued and outstanding capital stock, together with 66% of all warrants, stock options, and other purchase and conversion rights with respect to such capital stock, of Europe Limited, Interface Europe B.V., Interface Heuga Singapore Pte Ltd., Guilford of Maine (Canada), Inc., Interface Flooring Systems (Canada), Inc., Interface Heuga Hong Kong Ltd., Interface Heuga Australia Pty Limited, and all other Material Subsidiaries that are Foreign Subsidiaries directly owned by Interface and/or one or more other Subsidiaries organized in the United States.

                  "Receivables Backup Purchase Agreements" shall mean the agreements among Interface SPC, as seller, Interface, as collection agent, and the Bank Purchasers, as purchasers, providing for the sale by Interface SPC, and the purchase by the Bank Purchasers, of accounts receivable (or undivided ownership interests therein) originated by certain of the Consolidated Companies, as in effect on December 31, 1996, and as the same may be amended, restated or supplemented from time to time.


3. DOCUMENTS TO BE DELIVERED PURSUANT TO THE FIFTH AMENDMENT. Interface shall execute and deliver, or shall cause to be executed and delivered, the following documents to the Co-Agents and the Collateral Agent for the benefit of the Lenders:

                  (a) The Fourth Supplement to Subsidiary Guaranty Agreement substantially in the form of Exhibit D-3 attached to this Fifth Amendment, as executed on behalf of each of the 1996 Reorganization Credit Parties;

                  (b) The Supplement No. 4 to the Contribution Agreement in the form of Exhibit I-2 attached to this Fifth Amendment, as executed on behalf of each of the 1996 Reorganization Credit Parties;

                  (c) The Fourth Master Amendment of Credit Documents as executed on behalf of each of the Credit Parties;

                  (d) The Pledge and Security Agreement in the form of Exhibit E-7 attached to this Fifth Amendment, as executed on behalf of Interface, accompanied by (i) all stock certificates representing the shares of Interface Holding Company, Interface Royalty Company, and Interface Licensing Company constituting the Pledged Stock subject thereto that has not been previously delivered to the Collateral Agent,
         (ii) stock powers for those shares duly executed in blank, (iii) Uniform Commercial Code financing statements relating thereto, and (iv) any other documentation requested by the Collateral Agent in order to assure



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

         the perfection of a first priority Lien on such Pledged Stock in favor of the Collateral Agent for the benefit of the Lenders;

                  (e) The Pledge and Security Agreement in the form of Exhibit E-8 attached to this Fifth Amendment, as executed on behalf of Bentley, accompanied by (i) all stock certificates representing the shares of Bentley Royalty Company constituting the Pledged Stock subject thereto,
         (ii) stock powers for those shares duly executed in blank, (iii) Uniform Commercial Code financing statements relating thereto, and (iv) any other documentation requested by the Collateral Agent in order to assure the perfection of a first priority Lien on such Pledged Stock in favor of the Collateral Agent for the benefit of the Lenders;

                  (f) The Pledge and Security Agreement in the form of Exhibit E-9 attached to this Fifth Amendment, as executed on behalf of Prince Street, accompanied by (i) all stock certificates representing the shares of Prince Street Royalty Company constituting the Pledged Stock subject thereto, (ii) stock powers for those shares duly executed in blank, (iii) Uniform Commercial Code financing statements relating thereto, and (iv) any other documentation requested by the Collateral Agent in order to assure the perfection of a first priority Lien on such Pledged Stock in favor of the Collateral Agent for the benefit of the Lenders;

                  (g) The Pledge and Security Agreement in the form of Exhibit E-10 attached to this Fifth Amendment, as executed on behalf of Re:Source Americas Enterprises, Inc., accompanied by (i) all stock certificates representing the shares of Superior Holding, Inc., Quaker City International, Inc., and Congress Flooring Corp. constituting the Pledged Stock subject thereto, (ii) stock powers for those shares duly executed in blank, (iii) Uniform Commercial Code financing statements relating thereto, and (iv) any other documentation requested by the Collateral Agent in order to assure the perfection of a first priority Lien on such Pledged Stock in favor of the Collateral Agent for the benefit of the Lenders;

                  (h) The Assumption, Amendment and Restatement of Pledge and Security Agreement in the form of Exhibit E-11 attached to this Fifth Amendment, as executed on behalf of Interface Holding Company, accompanied by (i) all stock certificates representing the shares of Interface Specialty Resources, Inc. and Interface Americas, Inc. constituting the portion of the Pledged Stock subject thereto that has not been previously delivered to the Collateral Agent, (ii) stock powers for all Pledged Stock subject thereto duly executed in blank,
         (iii) Uniform Commercial Code financing statements relating thereto, and (iv) any other documentation requested by the Collateral Agent in order to assure the perfection of a first priority Lien on such Pledged Stock in favor of the Collateral Agent for the benefit of the Lenders;

                  (i) The Assumption, Amendment and Restatement of Pledge and Security Agreement in the form of Exhibit E-12 attached to this Fifth Amendment, as executed on behalf of Interface Interior Fabrics, Inc. (formerly Guilford of Maine, Inc.), accompanied by (i) all stock certificates representing the shares of Guilford of Maine, Inc., Guilford of Maine Finishing Services, Inc., Guilford of Maine Decorative Fabrics, Inc., Guilford of Maine Marketing Co., and Intek Marketing Co. constituting the portion of the Pledged Stock subject thereto that has not been previously delivered to the Collateral Agent,
         (ii) stock powers for all Pledged Stock subject thereto duly executed in blank, (iii) Uniform Commercial Code financing statements relating thereto, and (iv) any other documentation requested by the Collateral Agent in order to assure the perfection of a first priority Lien on such Pledged Stock in favor of the Collateral Agent for the benefit of the Lenders;

                  (j) The Assumption, Amendment and Restatement of Pledge and Security Agreement in the form of Exhibit E-13 attached to this Fifth Amendment, as executed on behalf of Interface Americas, Inc., accompanied by (i) all stock certificates representing the shares of Interface Americas Services, Inc. constituting the Pledged Stock subject thereto that has not been previously delivered to the Collateral Agent, (ii) stock powers for all Pledged Stock subject thereto duly executed in blank, (iii) Uniform Commercial Code financing statements relating thereto, and (iv) any other documentation requested by the Collateral Agent in order to assure the perfection of a first priority Lien on such Pledged Stock in favor of the Collateral Agent for the benefit of the Lenders;

                  (k) The Pledge and Security Agreement in the form of Exhibit E-14 attached to this Fifth Amendment, as executed on behalf of Interface Americas Services, Inc., accompanied by (i) all stock certificates representing the shares of Re:Source Americas Enterprises, Inc. constituting the Pledged Stock subject thereto, (ii) stock powers for those shares duly executed in blank, (iii) Uniform Commercial Code financing statements relating thereto, and (iv) any other documentation requested by the Collateral Agent in order to assure the perfection of a first priority Lien on such Pledged Stock in favor of the Collateral Agent for the benefit of the Lenders;

                  (l) The Assumption, Amendment and Restatement of Pledge and Security Agreement in the form of Exhibit E-15 attached to this Fifth Amendment, as executed on behalf of Interface Specialty Resources, Inc., accompanied by (i) stock powers for all Pledged Stock subject thereto duly executed in blank, (ii) Uniform Commercial Code financing statements relating thereto, and (iii) any other documentation requested by the Collateral Agent in order to assure the perfection of a first priority Lien on such Pledged Stock in favor of the Collateral Agent for the benefit of the Lenders;

                  (m) The Pledge and Security Agreement in the form of Exhibit E-16 attached to this Fifth Amendment, as executed on behalf of Quaker City International, Inc., accompanied by (i) all stock certificates representing the shares of Commercial Flooring Systems, Inc.



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

         constituting the Pledged Stock subject thereto, (ii) stock powers for those shares duly executed in blank, (iii) Uniform Commercial Code financing statements relating thereto, and (iv) any other documentation requested by the Collateral Agent in order to assure the perfection of a first priority Lien on such Pledged Stock in favor of the Collateral Agent for the benefit of the Lenders;

                  (n) Certificates of the Secretary or Assistant Secretary of each of Interface, Bentley, Prince Street, Interface Interior Fabrics, Inc. (formerly Guilford of Maine, Inc.), and the 1996 Reorganization Credit Parties (x) attaching and certifying copies of the resolutions of the board of directors (or, if applicable, the executive committee thereof) of each such Consolidated Company, authorizing as applicable
         (A) the execution, delivery and performance of the documents by such Consolidated Company as provided in this Section 3, and (B) the granting of the pledges and security interests granted pursuant to the documents described in clauses (d) through (k) of this Section 3, and
         (y) certifying the by-laws of such Consolidated Company and the name, title and true signature of each officer of such Consolidated Company executing such documents;

                  (o) Copies of the certificate or articles of incorporation of each of the 1996 Reorganization Credit Parties, as certified by the Secretary of State of the state of incorporation of such corporation, and certificates of the Secretary or an Assistant Secretary of each of Interface, Bentley, Prince Street, and Interface Interior Fabrics, Inc. (formerly Guilford of Maine, Inc.) certifying as to the absence of any amendments, restatements, or other changes to the certificates or articles of incorporation of such Consolidated Companies since June 30, 1995;

                  (p) Certificates of good standing or existence, as may be available from the Secretary of State of the jurisdictions of incorporation of each of Interface, Bentley, Prince Street, Interface Interior Fabrics, Inc. (formerly Guilford of Maine, Inc.), and the 1996 Reorganization Credit Parties;

                  (q) Examination reports from the appropriate Uniform Commercial Code records in Georgia (with respect to Interface, Interface Holding Company, Bentley, Prince Street, Interface Americas, Inc., Interface Americas Services, Inc., Interface Specialty Resources, Inc., Re:Source Americas Enterprises, Inc., Interface Interior Fabrics, Inc., and Guilford of Maine, Inc.), the Secretary of State of California (with respect to Bentley), the Secretary of State of Maine (with respect to Interface Interior Fabrics, Inc., and Guilford of Maine, Inc.), and the Secretary of State of Pennsylvania (with respect to Quaker City International, Inc.), in each case showing no Liens granted by any such Consolidated Companies other than (x) Liens permitted by Section 9.02 of the Credit Agreement, and (y) Liens in favor of the Collateral Agents;



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

                  (r) Copies of all documents and instruments, including all consents, authorizations and filings, required under any Requirement of Law or by any material Contractual Obligation of Interface, Bentley, Prince Street, Interface Interior Fabrics, Inc. (formerly Guilford of Maine, Inc.), or any of the 1996 Reorganization Credit Parties, in connection with the execution, delivery, performance, validity and enforceability of the documents described in this Section 3, and such consents, authorizations, filings and orders shall be in force and effect and all applicable waiting periods shall have expired;

                  (s) Certified copies of the Intercompany Loan Documents;

                  (t) Acknowledgments from each of G. Kimbrough Taylor, Jr. and Kilpatrick & Cody as to their appointment as agent for service of process for the various 1996 Reorganization Credit Parties; and

                  (u) The favorable opinion of Kilpatrick & Cody, United States counsel to Interface, Bentley, Prince Street, Interface Interior Fabrics, Inc. (formerly Guilford of Maine, Inc.), and the 1996 Reorganization Credit Parties, substantially in the form of Exhibit CC attached to this Fifth Amendment.

In addition to the foregoing, all corporate proceedings, and all other legal matters in connection with the authorization, legality, validity, and enforceability of the documents described in this Section 3, shall have been reasonably satisfactory in form and substance to the Co-Agents.


4. AMENDMENT TO SECTION 9.03 ("MERGERS, ACQUISITIONS, SALES, ETC."). Section
9.03 of the Credit Agreement is hereby amended by deleting the word "or" immediately preceding clause (vi) of Section 9.03 and inserting the word "or" and an additional clause (vii) immediately following clause (vi) of Section 9.3 as follows:

                  (vii) The 1996 Reorganization Transactions;


5. WRITTEN CONSENT OF CO-AGENTS. Each of the Co-Agents, acting pursuant to the provisions of Sections 9.08 and 9.13 of the Credit Agreement, hereby consents to the actions to be taken with respect to the Intercompany Loans as expressly provided in the 1996 Reorganization Transactions, notwithstanding any restrictions or limitations otherwise applicable to such actions pursuant to Sections 9.08 and 9.13 of the Credit Agreement.


6. AMENDMENT TO SCHEDULE 7.01 ("ORGANIZATION AND OWNERSHIP OF SUBSIDIARIES").
Schedule 7.01 to the Credit Agreement is hereby amended by deleting said
Schedule 7.01 in its entirety and substituting in lieu thereof the Schedule 7.01 attached to this Fifth Amendment.

7. AMENDMENT TO SCHEDULE 7.20 ("INTERCOMPANY LOANS"). Schedule 7.20 to the Credit Agreement is hereby amended by deleting said Schedule 7.20 in its entirety and substituting in lieu thereof the Schedule 7.20 attached to this Fifth Amendment.

8. ADDITIONAL EXHIBITS. The Credit Agreement is hereby amended by adding to the Credit Agreement the following exhibits attached to this Fifth Amendment and made a part of the Credit Agreement by this reference: Exhibit D-3 (Form of Fourth Supplement to Subsidiary Guaranty Agreement from 1996 Reorganization Credit Parties), Exhibit I-2 (Form of Supplement No. 4 to the Contribution Agreement from 1996 Reorganization Credit Parties), Exhibit E-7 (Form of Pledge and Security Agreement from Interface), Exhibit E-8 (Form of Pledge and Security Agreement from Bentley), Exhibit E-9 (Form of Pledge and Security Agreement from Prince Street), Exhibit E-10 (Form of Pledge and Security Agreement from Re:Source Americas Enterprises, Inc.), Exhibit E-11 (Form of Assumption, Amendment and Restatement of Pledge and Security Agreement from Interface Holding Company), Exhibit E-12 (Form of Assumption, Amendment and Restatement of Pledge and Security Agreement from Interface Interior Fabrics, Inc.), Exhibit E-13 (Form of Assumption, Amendment and Restatement of Pledge and Security Agreement from Interface Americas, Inc.), Exhibit E-14 (Form of Pledge and Security Agreement from Interface Americas Services, Inc.), Exhibit E-15 (Form of Assumption, Amendment and Restatement of Pledge and Security Agreement from Interface Specialty Resources, Inc.), Exhibit E-16 (Form of Pledge and Security Agreement from Quaker City International, Inc.), and Exhibit CC (Form of Opinion of Kilpatrick & Cody).

9. REPRESENTATIONS AND WARRANTIES. Each of Interface (as to itself and all other Consolidated Companies) and each of the other Borrowers (as to itself and all of its Subsidiaries) represents and warrants to the Lenders as follows:

         (a) All representations and warranties set forth in the Credit Agreement are true and correct in all material respects with the same effect as though such representations and warranties have been made on and as of the date hereof (except that the representation and warranty set forth in Section 7.19 of the Credit Agreement shall not be deemed to relate to any time subsequent to the date of the initial Loans under the Credit Agreement);

         (b) No Default or Event of Default has occurred and is continuing on the date hereof;

         (c) Since the date of the most recent financial statements of the Consolidated Companies submitted to the Lenders pursuant to Section 8.07(b), there has been no change which has had or could reasonably be expected to have a Materially Adverse Effect (whether or not any notice with respect to such change has otherwise been furnished to the Lenders pursuant to Section 8.07);

         (d) Each of the Borrowers has the corporate power and authority to make, deliver and perform this Fifth Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Fifth Amendment. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by any Borrower, or the validity or enforceability against any Borrower, of this Fifth Amendment, other than such consents, authorizations or filings which have been made or obtained (including without limitation, any necessary consultations with any Borrower's supervisory board, works council ("Ondernemingsraad") or similar body); and

         (e) This Fifth Amendment has been duly executed and delivered by each of the Borrowers and this Fifth Amendment constitutes the legal, valid and binding obligations of the Borrowers, respectively, enforceable against the Borrowers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.


10. EFFECTIVENESS OF FIFTH AMENDMENT. This Fifth Amendment shall become effective upon (i) the execution and delivery to the Domestic Agent of counterparts hereof (whether originals or facsimile transmissions thereof) on behalf of each of the Borrowers, the Co-Agents, and the Lenders, (ii) the execution and delivery to the Domestic Agent of the documents described in
Section 3 of this Third Amendment, and (iii) the execution and delivery to the Domestic Agent of a certificate from an officer of Interface confirming to the Lenders and the Co-Agents that (x) each of the 1996 Reorganization Transactions has been consummated consistent with the description thereof as set forth in
Schedule 1.01 attached to this Fifth Amendment, and (y) after giving effect to the 1996 Reorganization Transactions and this Fifth Amendment, no Default or Event of Default has occurred and is continuing, and the representations and warranties set forth in Section 9 are true and correct as of such date.


11. REFERENCES TO CREDIT AGREEMENT. On and after the date this Fifth Amendment becomes effective as provided in Section 10 above, each and every reference in the Credit Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this Fifth Amendment and as the same may be further amended, restated or supplemented from time to time. The parties further confirm and agree that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) all other Credit Documents remain in full force and effect in accordance with their respective terms.

12. COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

13. MISCELLANEOUS. This Fifth Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia. This Fifth Amendment shall be binding on and shall inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered in Atlanta, Georgia, by their duly authorized officers as of the day and year first above written.

                                       INTERFACE, INC.


                                       By: /s/ DANIEL T. HENDRIX
                                          ---------------------------
                                                Daniel T. Hendrix
                                                Vice President


                                       INTERFACE SCHERPENZEEL,
                                         B.V.


                                       By: /s/ DANIEL T. HENDRIX
                                          ---------------------------
                                                Daniel T. Hendrix
                                                Attorney-in-Fact


                                       INTERFACE EUROPE LIMITED


                                       By: /s/ DANIEL T. HENDRIX
                                          --------------------------
                                                Daniel T. Hendrix
                                                Attorney-in-Fact

                                        SUNTRUST BANK, ATLANTA
                                       (FORMERLY TRUST COMPANY BANK),
                                         AS DOMESTIC AGENT AND
                                         COLLATERAL AGENT


                                       By: /s/
                                          ---------------------------
                                       Name:
                                       Title:


                                       By: /s/
                                          ---------------------------
                                       Name:
                                       Title:

                                       THE FIRST NATIONAL BANK
                                       OF CHICAGO, AS
                                       MULTICURRENCY AGENT


                                       By: /s/
                                          ---------------------------
                                       Name:
                                       Title:

Address for Notices:                   SUNTRUST BANK, ATLANTA
                                       (FORMERLY TRUST COMPANY BANK)
One Park Place, N.E.
Atlanta, Georgia  30303
Attn:  John K. Shoffner                By: /s/
                                          ---------------------------
                                       Name:
                                       Title:
Telex No.:   542210
Answerback:  TRUSCO INT ATL
                                       By: /s/
                                          ---------------------------
                                       Name:
                                       Title:
Domestic Lending Office:

One Park Place, N.E.
Atlanta, Georgia  30303

Telex No.:   542210
Answerback:  TRUSCO INT ATL

Eurocurrency Lending Office:

One Park Place, N.E.
Atlanta, Georgia  30303

Telex No.:   542210
Answerback:  TRUSCO INT ATL

Address for Notices:                   THE FIRST NATIONAL BANK
Mail Suite 0324                          OF CHICAGO
One First National Plaza
Chicago, Illinois  60670-0324
Attention:  Al R. Chircop
                                       By: /s/
                                          --------------------------
                                          Name:
Telex No.: 4330253                        Title:
  Answerback: FNBC UI
Telecopy No.: 312/732-3885

Administrative Office:

One First National Plaza
Chicago, Illinois  60670
Attention:  Al R. Chircop

Payment Offices:

(See Schedule 4.01)

Address for Notices:                   ABN AMRO BANK N.V.

Suite 1200, One Ravinia Drive
Atlanta, Georgia 30346
Attn: Mark Clegg                       By: /s/
                                          ------------------------------
                                           Name:
Telephone: 770/396-0066                    Title:
Telecopy: 770/395-9188

Telex:  682 7258                       By: /s/
                                          ------------------------------
Answerback: ABNBANKATL                     Name:
                                           Title:
Domestic Lending Office:

ABN AMRO Bank N.V., Atlanta Agency
Suite 1200, One Ravinia Drive
Atlanta, GA  30346

Eurocurrency Lending Office:

ABN AMRO Bank N.V., Atlanta Agency
Suite 1200, One Ravinia Drive
Atlanta, GA  30346

Address for Notices:                   BANK SOUTH, A DIVISION OF
                                       NATIONSBANK, N.A. (SOUTH)
600 Peachtree Street, 19th Floor       (SUCCESSOR BY MERGER TO BANK SOUTH,
Atlanta, GA 30308-2214                 N.A.)
Attention: George Hodges
Telephone: 404/607-4591                By: /s/
Telecopy:   404/607-6323                  ------------------------------
                                          Name:    David H. Dinkins
                                          Title:   Vice President

                                       By: /s/
                                          ------------------------------
                                          Name:
                                          Title:
With a copy to:
c/o NationsBank, N.A.
100 North Tryon Street
Mail Code NC1-007-08-11
Charlotte, NC 28255
Attention: Lance Walton

Domestic Lending Office:

600 Peachtree Street
19th Floor
Atlanta, GA 30308-2214

Eurodollar Lending Office:

600 Peachtree Street
19th Floor
Atlanta, GA 30308-2214

Address for Notices:                   THE BANK OF TOKYO-MITSUBISHI,
                                       LIMITED, ATLANTA AGENCY

4970 Georgia-Pacific Center
133 Peachtree Street, N.E.
Atlanta, Georgia  30303                By: /s/
                                          ------------------------------
Attn: Gary L. England                      Name:
                                           Title:
Telephone:  404/577-2960
Telecopy:  404/577-1155

Telex No.:   6827300
Answerback:  6827300BOT ATL


Domestic Lending Office:

5050 Georgia-Pacific Center
133 Peachtree Street, N.E.
Atlanta, Georgia  30303

Eurodollar Lending Office:

5050 Georgia-Pacific Center
133 Peachtree Street, N.E.
Atlanta, Georgia  30303

Address for Notices:                   CIBC, INC.

Canadian Imperial Bank of
  Commerce
Two Paces West                         By: /s/
2727 Paces Ferry Road, Suite 1200         ------------------------------
Atlanta, Georgia 30339                    Name:
Attn:  William C. Humphries               Title:
       Vice President

Telephone:  404/319-4999
Telecopy:   404/319-4950

Domestic Lending Office:

Canadian Imperial Bank of Commerce
 Two Paces West
2727 Paces Ferry Road, Suite 1200
Atlanta, Georgia  30339

Eurocurrency Lending Office:

Canadian Imperial Bank of Commerce
Two Paces West
2727 Paces Ferry Road, Suite 1200
Atlanta, Georgia  30339

Address for Notices:                   CREDITANSTALT-BANKVEREIN

Two Ravinia Drive, Suite 1680
Atlanta, Georgia  30346
Attention: Carl Drake                  By: /s/
                                          ------------------------------
                                           Name:
Telephone: 770/390-1850                    Title:
Telecopy:   770/389-1851
                                       By: /s/
                                          ------------------------------
                                           Name:
                                           Title:

Domestic Lending Office:

245 Park Avenue
New York, New York 10167

Eurodollar Lending Office:

245 Park Avenue
New York, New York 10167

Address for Notices:                   CREDIT LYONNAIS NEW YORK BRANCH

Credit Lyonnais Atlanta Agency
303 Peachtree Street, N.E.
Suite 4400                             By: /s/
Atlanta, GA  30308                        ------------------------------
Attn: David Cawrse                         Name:
                                           Title:

Telephone:  404/524-3700
Telecopy:   404/584-5249               CREDIT LYONNAIS ATLANTA AGENCY



                                       By: /s/
                                          ------------------------------
                                           Name:
                                           Title:
Domestic Lending Office:

Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, New York 10019

and/or

Credit Lyonnais Atlanta Agency
303 Peachtree Street, N.E.
Suite 4400
Atlanta, GA 30308

Eurodollar Lending Office:

Credit Lyonnais Atlanta Agency
303 Peachtree Street, N.E.
Suite 4400
Atlanta, GA 30308

and/or

Credit Lyonnais New York Branch
1301 Avenue of the Americas
New York, New York 10019

Address for Notices:                   THE SUMITOMO BANK, LIMITED
                                       (ASSIGNEE OF THE DAIWA BANK, LIMITED)
233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606                By: /s/
Attn: Operations Manager                  ------------------------------
                                           Name:
                                           Title:

Telephone: 312/876-0181
Telecopy:   312/876-1995
                                       By: /s/
                                          ------------------------------
                                           Name:
                                           Title:

Domestic Lending Office:

233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606

Eurodollar Lending Office:

233 South Wacker Drive
Suite 5400
Chicago, Illinois 60606

Address for Notices:                   FIRST UNION NATIONAL
                                       BANK OF GEORGIA
999 Peachtree Street, N.E.
6th Floor
Atlanta, Georgia  30309
Attn: Irene Barton                     By: /s/
                                          ------------------------------
                                           Name:
                                           Title:
Telephone:  404/827-7986
Telecopy:   404/827-7199


Domestic Lending Office:

999 Peachtree Street, N.E.
6th Floor
Atlanta, Georgia  30309

Eurodollar Lending Office:

999 Peachtree Street, N.E.
6th Floor
Atlanta, Georgia  30309

Address for Notices:                   FLEET BANK OF MAINE

80 Exchange Street
Bangor, Maine  04401
Attn: Neil Buitenhuys                  By: /s/
                                          ------------------------------
                                           Name:
                                           Title:
Telephone:  207/941-6140 or 6180
Telecopy:   207/941-6023


Domestic Lending Office:

511 Congress St., P.O. Box 1280
Portland, Maine 04104-5006

Eurodollar Lending Office:

511 Congress St., P.O. Box 1280
Portland, Maine 04104-5006

Address for Notices:                   NATIONSBANK, N.A.
                                       (FORMERLY KNOWN AS NATIONSBANK, N.A.
                                       (CAROLINAS) AND NATIONSBANK OF NORTH
100 North Tryon Street                 CAROLINA, N.A.)
Mail Code NC1-007-08-11
Charlotte, NC  28255                   By: /s/
                                          ------------------------------
Attention:  Lance Walton                   Name:    David H. Dinkins
                                           Title:   Vice President

Telephone:  704/386-6744
Telecopy:   704/386-1270

Domestic Lending Office:

One Independence Center
101 North Tryon Street
Mail Code NC1-001-15-03
Charlotte, North Carolina  28255

Eurocurrency Lending Office:

One Independence Center
101 North Tryon Street
Mail Code NC1-001-15-03
Charlotte, North Carolina  28255

Address for Notices:                   PNC BANK, N.A.

One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA 15265
Attn: Robert J. Mitchell, Jr.          By: /s/
                                          ------------------------------
                                          Name:
                                          Title:
Telephone: 412/762-6547
Telecopy:   412/762-6484


Domestic Lending Office:

One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA 15265

Eurodollar Lending Office:

One PNC Plaza
Fifth Avenue and Wood Street
Pittsburth, PA 15265

Address for Notices:                   WACHOVIA BANK OF GEORGIA, N.A.

191 Peachtree Street, N.E.
30th Floor
Atlanta, Georgia  30383
Attn:  Doug Strickland                 By: /s/
                                          ------------------------------
                                           Name:
                                           Title:


                                       By: /s/
                                          ------------------------------
                                           Name:
Telecopy:  404/332-1382                    Title:
Telex:     404/332-6920
Answerback:   FNBAINTL

Domestic Lending Office:

191 Peachtree Street, N.E.
Atlanta, Georgia  30383

Eurocurrency Lending Office:

191 Peachtree Street, N.E.
Atlanta, Georgia  30383